SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  July 25, 1995
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THE SEIBELS BRUCE GROUP, INC.
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(Exact Name of Registrant as Specified in its Charter)

South Carolina                     0-8804          57-0672136
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(State or Other Jurisdiction      (Commission     (IRS Employer
of Incorporation)                  File Number)   Identification No.)

1501 Lady Street (P.O. Box 1), Columbia, South Carolina     29201(2)
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(Address of Principle Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code   (803) 748-2000
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Former Name or Former Address, if Changed Since Last Report



Item 5.    Other Events

On July 18, 1995, the Company forecasted on Form 8-K its proforma financial highlights for the period ending June 30, 1995. This forecast was made on a non-recurring basis at the request of the National Association of Security Dealers ("NASD") to determine compliance with the net tangible asset requirements of the NASD. The NASD has further requested a proforma balance sheet as of June 30, 1995. The following data is being submitted to supplement the previous forecast.

As with the previous forecasted financial highlights, the proforma balance sheet is a projection based on management's best estimate of the results for the period. The actual results may differ, possibly by substantial amounts.

The Company is currently awaiting the results of a semi-annual review by consulting actuaries of the estimate for unpaid claim liabilities. The following forecast assumes there will be no significant provision during 1995 to adjust the estimated losses for claims occurring in prior years. While management believes this assumption to be reasonable, similar actuarial studies have, on past occasions, resulted in a degree of volatility in the results of operations. Actual results are expected to be published no later than August 15, 1995.


THE SEIBELS BRUCE GROUP, INC.
PROFORMA CONDENSED BALANCE SHEET

(000'S) OMITTED
                                    MARCH 31,      JUNE 30,
ASSETS                                1995           1995
- ------                              --------       --------
Invested Assets, at Market          $ 45,539       $ 56,000
Cash, Other than Invested Cash        19,940         15,000
Reinsurance Recoverable
     on Paid Losses                   40,105         30,000
Reinsurance Recoverable
     on Unpaid Losses                 93,583         95,000
Prepaid Reinsurance
     Premiums Ceded                   47,089         45,000
Premiums Receivable                    6,839          5,000
Property and Equipment                 6,038          5,810
Other Assets                           4,587          4,500
                                    --------       --------
     Total Assets                   $263,720       $256,310

LIABILITIES
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Loss Reserves                       $138,933       $135,000
Loss Expense Reserves                 30,068         27,000
Unearned Premiums                     55,528         54,000
Balances Due Other Insurers           17,989         18,000
Notes Payable                            439          2,476
Other Liabilities                     16,241         14,359
                                    --------       --------
     Total Liabilities              $259,198       $250,835

SHAREHOLDERS' EQUITY
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Common Stock                          16,718         16,718
Paid in Capital                       34,088         34,088
Unrealized Loss on Securities         (2,056)          (151)
Retained Deficit                     (44,228)       (45,180)
                                    --------       --------
     Total Equity                      4,522          5,475
                                    --------       --------
Total Liabilities and
     Shareholders' Equity           $263,720       $256,310
                                    ========       ========

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE SEIBELS BRUCE GROUP, INC.

Date:  July 25, 1995                By: /s/ Priscilla C. Brooks
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                                        Priscilla C. Brooks
                                        Corporate Secretary